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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Peregrine Systems, Inc. previously filed Registration Statements Files No. 333-37105, No. 333-44699, No. 333-60423, No. 333-65541, No. 333-84355, No. 333-90325, No. 333-31850,
No. 333-35536, No. 333-35504, and No. 333-31848).

                                          /s/ Arthur Andersen LLP
                                          ------------------------
                                          ARTHUR ANDERSEN LLP

San Diego, California
May 9, 2000